SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                   FORM 8-K/A
                             -----------------------

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: August 27, 2001

                            INDIANA GAS COMPANY, INC.

             (Exact Name of Registrant as Specified in Its Charter)

                                     INDIANA

                 (State or Other Jurisdiction of Incorporation)

           1-6494                                      35-0793669
           ------                                      ----------
   (Commission File Number)                  (IRS Employer Identification No.)

                              20 N.W. Fourth Street
                            Evansville, Indiana 47741
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's Telephone Number, Including Area Code: (812) 491-4000

Item 7.  Financial Statements and Exhibits.

On October 31, 2000, Vectren Corporation, the public utility holding company of Indiana Gas Company, Inc. (the company), completed the acquisition of the natural gas distribution assets from The Dayton Power and Light Company, a wholly owned subsidiary of DPL, Inc. The business will operate under the name Vectren Energy Delivery of Ohio, Inc. (VEDO). Under the acquisition structure, the company holds a 47 percent undivided ownership interest and VEDO has a 53percent undivided ownership interest. This Form 8-K/A amends the Current Report on Form 8-K filed by the company on January 16, 2001 to provide additional information on the calculation of pro forma interest expense in Note 3b, consideration paid and transaction costs incurred in Note 2a.

     The following financial statement is included:

Pro forma financial statements of Indiana Gas Company, Inc. for the year ended December 31, 1999 and as of September 30, 2000 and for the nine months ended September 30, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             INDIANA GAS COMPANY, INC.
                                             (Registrant)


Dated: August 27, 2001                       By: /s/ M. Susan Hardwick
                                             -------------------------
                                             M. Susan Hardwick
                                             Vice President and Controller

Indiana Gas Company, Inc.

Index

------------------------------------------------------------------

Unaudited Pro Forma Combined Financial Statements             Page
                                                              ----
Introduction                                                   1

Unaudited Pro Forma Combined Balance Sheet as
 of September 30, 2000                                         2


Unaudited Pro Forma Combined Statement of Income
 for the Year Ended December 31, 1999                          3


Unaudited Pro Forma Combined Statement of Income
for the Nine Months Ended September 30, 2000                   4


Notes to Pro Forma Financial Statements                        5

                            Indiana Gas Company, Inc.

                         Pro Forma Financial Information

The accompanying financial statements present the unaudited pro forma balance sheet as of September 30, 2000 and the unaudited pro forma statement of income for the nine months ended September 30, 2000 and for the year ended December 31, 1999.

On October 31, 2000, Vectren Corporation, the parent of Indiana Gas Company, Inc. (Indiana Gas), completed its acquisition of the natural gas distribution assets of The Dayton Power and Light Company (Acquisition) for approximately $465 million pursuant to an Asset Purchase Agreement dated December 14, 1999. Vectren acquired the gas utility assets as a tenancy in common through two separate wholly-owned subsidiaries. Operations will be conducted under the name Vectren Energy Delivery of Ohio, Inc. (VEDO). Under the acquisition structure, Indiana Gas holds a 47 percent undivided ownership interest and VEDO has a 53 percent undivided ownership interest.

The unaudited pro forma balance sheet as of September 30, 2000 is presented as if the Acquisition had occurred on September 30, 2000. The pro forma statement of income for the nine month period ended September 30, 2000 and for the year ended December 31, 1999 are presented as if the Acquisition had occurred at January 1, 1999. Indiana Gas' ownership is reflected as being accounted for on the equity method.

Preparation of the pro forma financial information was based on assumptions deemed appropriate by management. The pro forma information is unaudited and is not necessarily indicative of the results which actually would have occurred if the transaction had been consummated at the beginning of the period presented, nor does it purport to represent the future financial position and results of operation for future periods. The pro forma information should be read in conjunction with the audited historical financial statements of Indiana Gas filed on Form 10-K/A for the year ended December 31, 1999 and the unaudited financial statements of Indiana Gas filed on Form 10-Q for the fiscal quarter ended September 30, 2000.

               INDIANA GAS COMPANY, INC. AND SUBSIDIARY COMPANIES
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                            As of September 30, 2000
                                 (In Thousands)

                                               Pro forma Adjustments
                                               ---------------------
                                                                            Indiana
                                               Indiana Gas   Dayton            Gas
                                               Historical  Acquisition      Pro Forma
            ASSETS                             ----------  -----------      ---------
Utility Plant:
Original cost                                 $1,039,176   $      -        $1,039,176
     Less:  accumulated depreciation
        and amortization                         425,599          -           425,599
                                              ----------    ---------      ----------
          Net utility plant                      613,577          -           613,577
                                              ----------    ---------      ----------
Current Assets:
     Cash and cash equivalents                     4,924       (2,724)(2b)      2,200
     Accounts receivable, less reserves of $849   22,304          -            22,304
     Accrued unbilled revenues                     8,669          -             8,669
     Inventories                                  10,400          -            10,400
     Prepaid gas delivery service                 46,788          -            46,788
     Prepaid Taxes                                16,614          -            16,614
     Recoverable fuel and natural gas costs       16,218          -            16,218
     Prepayments and other current assets         13,531          -            13,531
                                              ----------    ---------      ----------
          Total current assets                   139,448       (2,724)        136,724
                                              ----------    ---------      ----------
Other Assets:
Investment in unconsolidated corporation             -        220,805 (3a)    220,805
     Unamortized debt costs                       11,201          -            11,201
     Regulatory income tax asset                     528          -               528
     Other                                         2,721          -             2,721
                                              ----------    ---------      ----------
          Total other assets                      14,450      220,805         235,255
                                              ----------    ---------      ----------
TOTAL ASSETS                                  $  767,475   $  218,081      $  985,556
                                              ==========    =========      ==========

     The accompanying notes are an integral part of these pro forma combined financial statements.

               INDIANA GAS COMPANY, INC. AND SUBSIDIARY COMPANIES
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                            As Of September 30, 2000
                                 (In Thousands)

                                                     Pro forma Adjustments
                                                     ---------------------
                                               Indiana Gas    Dayton       Indiana Gas
                                                Historical  Acquisition    Pro Forma
  SHAREHOLDERS' EQUITY AND LIABILITIES          ----------  -----------    ----------
Capitalization:
     Common Stock and paid-in capital             $142,995  $     -        $142,995
     Retained earnings                              84,598        -          84,598
                                                  --------   --------      --------
          Total common shareholders' equity        227,593        -         227,593
      Long-term debt, net of current maturities    211,274        -         211,274
                                                  --------   --------      --------
               Total capitalization                438,867        -         438,867
                                                  --------   --------      --------
Commitments and Contingencies

Current Liabilities
     Notes payable                                 142,784     29,621 (2c)  172,405
     Notes payable - affiliated company                -      188,460 (2c)  188,460
     Accounts payable                               38,884        -          38,884
     Refunds to customers and customer
      deposits                                      12,529        -          12,529
     Accrued taxes                                   9,809        -           9,809
     Accrued interest                                6,637        -           6,637
     Other current liabilities                      15,015        -          15,015
                                                  --------   --------      --------
          Total current liabilities                225,658    218,081       443,739
                                                  --------   --------      --------
Deferred Credits and Other Liabilities:
     Deferred income taxes                          55,254        -          55,254
     Accrued postretirement benefits other
       than pensions                                30,291        -          30,291
     Unamortized investment tax credits              7,455        -           7,455
     Other                                           9,950        -           9,950
                                                  --------   --------      --------
          Total deferred credits and other
           liabilities                             102,950        -         102,950
                                                  --------   --------      --------
TOTAL SHAREHOLDERS' EQUITY
AND LIABILITIES                                   $767,475   $218,081      $985,556
                                                  ========   ========      ========

 The accompanying notes are an integral part of these pro forma combined financial statements.

               INDIANA GAS COMPANY, INC. AND SUBSIDIARY COMPANIES
                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                      For The Year Ended December 31, 1999
                                 (In Thousands)

                                                    Pro forma Adjustments
                                                    ---------------------
                                                   Indiana
                                                     Gas          Dayton
                                                  Historical    Acquisition
                                                  ----------    -----------
OPERATING REVENUES                                $431,361      $    -
COST OF GAS                                        226,817           -
                                                  --------      --------
        Total Margin                               204,544           -
                                                  --------      --------
OPERATING EXPENSES:
     Operation and maintenance                      91,829           -
     Depreciation and amortization                  34,585           -
     Income tax expense (benefit)                   16,734           -
     Taxes other than income taxes                  15,695           -
                                                  --------      --------
          Total operating expenses (benefit)       158,843           -
                                                  --------      --------
OPERATING INCOME                                    45,701           -

OTHER INCOME - NET                                   1,010           -
                                                  --------      --------
INCOME  BEFORE INTEREST                             46,711           -

INTEREST EXPENSE                                    16,969           -
                                                  --------      --------
INCOME (LOSS) BEFORE EQUITY IN INCOME OF
UNCONSOLIDATED INVESTMENT                           29,742           -

EQUITY IN INCOME OF UNCONSOLIDATED
 INVESTMENT                                            -           8,457
                                                  --------      --------
NET INCOME (LOSS)                                 $ 29,742      $  8,457
                                                  ========      ========

               INDIANA GAS COMPANY, INC. AND SUBSIDIARY COMPANIES
                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                      For The Year Ended December 31, 1999
                                 (In Thousands)

                                                Pro forma Adjustments
                                                ---------------------
                                                                  Indiana
                                              Acquisition           Gas
                                              Adjustments        Pro Forma
                                              -----------        ---------
OPERATING REVENUES                           $        -          $ 431,361
COST OF GAS                                           -            226,817
                                                ---------        ---------
        Total Margin                                  -            204,544
                                                ---------        ---------
OPERATING EXPENSES:
     Operation and maintenance                        -             91,829
     Depreciation and amortization                    -             34,585
     Income tax expense (benefit)                  (4,580) (3c)     12,154
     Taxes other than income taxes                    -             15,695
                                                ---------        ---------
          Total operating expenses (benefit)       (4,580)         154,263
                                                ---------        ---------

OPERATING INCOME                                    4,580           50,281

OTHER INCOME - NET                                    -              1,010
                                                ---------        ---------
INCOME  BEFORE INTEREST                             4,580           51,291

INTEREST EXPENSE                                   13,085  (3b)     30,054
                                                ---------        ---------

INCOME (LOSS) BEFORE EQUITY IN INCOME OF
UNCONSOLIDATED INVESTMENT                          (8,505)          21,237

EQUITY IN INCOME OF
 UNCONSOLIDATED INVESTMENT                         (1,524) (3d)      6,933
                                                ---------        ---------
NET INCOME (LOSS)                               $ (10,029)       $  28,170
                                                =========        =========


 The accompanying notes are an integral part of these pro forma combined financial statements.

               INDIANA GAS COMPANY, INC. AND SUBSIDIARY COMPANIES
               UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME `
                    For Nine Months Ended September 30, 2000
                                 (In Thousands)

                                                 Pro forma Adjustments
                                                 ---------------------
                                               Indiana
                                                 Gas          Dayton
                                              Historical    Acquisitions
                                              ----------    ------------
OPERATING REVENUES                            $ 333,338     $      -
COST OF GAS                                     192,849            -
                                              ---------      ---------
        Total Margin                            140,489            -
                                              ---------      ---------
OPERATING EXPENSES:
     Operation and maintenance                   72,908            -
     Merger Costs                                15,726            -
     Depreciation and amortization               27,329            -
     Income tax expense (benefit)                   689            -
     Taxes other than income taxes               11,080            -
                                              ---------      ---------
         Total operating expenses (benefit)     127,732            -
                                              ---------      ---------
OPERATING INCOME                                 12,757            -

OTHER INCOME - NET                                1,279            -
                                              ---------      ---------
INCOME BEFORE INTEREST                           14,036            -

INTEREST EXPENSE                                 15,422            -
                                              ---------      ---------
INCOME (LOSS) BEFORE EQUITY IN INCOME
 OF UNCONSOLIDATED INVESTMENT                    (1,386)           -

EQUITY IN INCOME OF UNCONSOLIDATED
 INVESTMENT                                         -            7,123
                                              ---------      ---------
NET INCOME (LOSS)                             $ ( 1,386)     $   7,123
                                              =========      =========

               INDIANA GAS COMPANY, INC. AND SUBSIDIARY COMPANIES
               UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME `
                    For Nine Months Ended September 30, 2000
                                 (In Thousands)

                                                   Pro forma Adjustments
                                                   ---------------------
                                                                   Indiana
                                                 Acquisition         Gas
                                                 Adjustments      Pro Forma
                                                 -----------      ---------
OPERATING REVENUES                              $        -       $  333,338
COST OF GAS                                              -          192,849
                                                   ---------      ---------
        Total Margin                                     -          140,489
                                                   ---------      ---------
OPERATING EXPENSES:
     Operation and maintenance                           -           72,908
     Merger Costs                                        -           15,726
     Depreciation and amortization                       -           27,329
     Income tax expense (benefit)                     (3,435)(3c)    (2,746)
     Taxes other than income taxes                       -           11,080
                                                   ---------      ---------
       Total operating expenses (benefit)             (3,435)       124,297
                                                   ---------      ---------
OPERATING INCOME                                       3,435         16,192

OTHER INCOME - NET                                       -            1,279
                                                   ---------      ---------
INCOME BEFORE INTEREST                                 3,435         17,471

INTEREST EXPENSE                                       9,814 (3b)    25,236
                                                   ---------      ---------
INCOME (LOSS) BEFORE EQUITY IN INCOME
OF UNCONSOLIDATED INVESTMENT                          (6,379)        (7,765)

EQUITY IN INCOME OF UNCONSOLIDATED
 INVESTMENT                                           (1,143)(3d)     5,980
                                                   ---------      ---------
NET INCOME (LOSS)                                  $  (7,522)     $  (1,785)
                                                   =========      =========

 The accompanying notes are an integral part of these pro forma combined financial statements.

               INDIANA GAS COMPANY, INC. AND SUBSIDIARY COMPANIES
           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

1.   Basis of Presentation

Vectren Corporation (Vectren) is a public utility holding company whose wholly-owned subsidiary, Vectren Utility Holdings, Inc. (VUHI), is the holding company of Vectren's two operating public utilities, Indiana Gas Company, Inc. (Indiana Gas) and Southern Indiana Gas and Electric. On October 31, 2000, Vectren completed its acquisition of the natural gas distribution assets of The Dayton Power and Light Company (Acquisition) for approximately $465 million pursuant to an Asset Purchase Agreement dated December 14, 1999. Vectren acquired the gas utility assets as a tenancy in common through two separate wholly-owned subsidiaries. Operations will be conducted under the name Vectren Energy Delivery of Ohio (VEDO). Under the acquisition structure, Indiana Gas holds a 47 percent undivided ownership interest and VEDO has a 53 percent undivided ownership interest.

The accompanying combined pro forma financial statements give effect to Indiana Gas' ownership interest in the Acquisition. The unaudited pro forma balance sheet as of September 30, 2000 is presented as if the Acquisition had occurred on September 30, 2000. The pro forma statement of income for the nine month period ended September 30, 2000 and for the year ended December 31, 1999 are presented as if the Acquisition had occurred at January 1, 1999. Indiana Gas' ownership is reflected as being accounted for on the equity method.

2.   Proforma Adjustments to Balance Sheet

(a) Pro forma adjustment to reflect Indiana Gas' 47 percent ownership interest in the acquired net assets:

     Tangible assets acquired                          $278,080
     Liabilities assumed                                 (7,881)
                                                       --------
                                                        270,199
     Goodwill                                           199,600
                                                       --------
                                                       $469,799
     Indiana Gas' ownership                                  47%
                                                       --------
     Equity Investment in Unconsolidated
      Corporation                                      $220,805
                                                       ========


The total cash paid by Indiana Gas was $218,081,000 plus liabilities assumed of $2,724,000. The purchase was financed primarily with short-term debt. The transaction costs totaled $5,818,000 consisting primarily of investment banker fees (approximately $3.6 million) and accounting and legal fees (approximately $2.2 million), 47% of which was paid by Indiana Gas.

(b) Pro forma adjustment to reflect the cash payment for Indiana Gas' portion of the transaction costs.

(c) Pro forma adjustment to reflect the debt required to fund Indiana Gas' ownership interest in the net assets. Indiana Gas funded its portion of the acquisition with $188,460 of intercompany borrowings from VUHI and $29,621 of commercial paper.

3.   Pro Forma Adjustments to Income Statements

(a) Pro forma adjustment to reflect Indiana Gas' 47 percent ownership interest in the acquired net assets. For the purpose of these pro forma income statements, 47 percent of the net income of Dayton Power and Light Company's natural gas retail distribution business has been reflected as the equity in VEDO's net income.

(b) Pro forma adjustment to reflect the interest expense on debt required to fund Indiana Gas' ownership interest in the acquired net assets. Short-term debt of $218,081 was borrowed at a rate of approximately 6.0 percent per annum based upon Indiana Gas' composite average short-term borrowing rate at the date of the Acquisition (see 2C above).

(c) Pro forma adjustment to reflect the income tax benefit of the interest expense on a combined federal and state statutory rate of 35 percent.

(d) Pro forma adjustment to reflect Indiana Gas' equity in the amortization of the goodwill, net of tax. Recorded goodwill of $199,600 will be amortized over a period of 40 years.